UNITED STATES BANKRUPTCY COURT
REGION 3 DISTRICT OF DELAWARE

In re: IMH Financial Corporation
Debtor

Case No. 20-11858 (CSS)
Reporting Period: August 2020

# MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month.

Submit copy of report to any official committee appointed in the case.

| REQUIRED DOCUMENTS | Form No. | Document Attached | Explanation Attached | Affidavit/Supplement Attached |
|---|---|---|---|---|
| Schedule of Cash Receipts and Disbursements | MOR-1 | X | | Not applicable |
| Bank Accounts and Attestation Regarding Bank Accounts | MOR-1a | X | | Not applicable |
| Schedule of Professional Fees Paid | MOR-1b | X | | Not applicable |
| Statement of Operations | MOR-2 | X | | Not applicable |
| Balance Sheet | MOR-3 | X | | Not applicable |
| Status of Postpetition Taxes | MOR-4 | X | | Not applicable |
| Copies of IRS Form 6123 or payment receipt | | NA | | Not applicable |
| Copies of tax returns filed during reporting period | | NA | | Not applicable |
| Summary of Unpaid Postpetition Debts | MOR-4 | X | | Not applicable |
| Listing of aged accounts payable | MOR-4 | X | | Not applicable |
| Accounts Receivable Reconciliation and Aging | MOR-5 | NA | | Not applicable |
| Debtor Questionnaire | MOR-5 | X | | Not applicable |

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor

Date

Not Applicable
Signature of Joint Debtor

Not Applicable
Date

Signature of Authorized Individual*

09/18/2020
Date

Samuel J. Montes
Printed Name of Authorized Individual

Chief Financial Officer
Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

MOR
(04/07)

Docket No. 185
9/18/20

UNITED STATES BANKRUPTCY COURT
REGION 3 DISTRICT OF DELAWARE

In re: IMH Financial Corporation — Case No. 20-11858 (CSS)

Debtor — Reporting Period: August 2020

## MOR-1
## SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH - ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CONT)]

| | Bank Accounts | | | | Current Month | | Cumulative Filing to Date | |
|---|---|---|---|---|---|---|---|---|
| | Operating | Payroll | Disbursement | Utility | Actual | Projected | Actual | Projected |
| **Cash Beginning of Period** | $ 744,491 | $ 9,618 | $ 584,286 | $ 3,095 | $ 1,341,490 | $ 1,220,461 | $ 221,510 | $ 221,664 |
| **RECEIPTS** | | | | | | | | |
| Cash Sales | - | - | - | - | - | - | - | - |
| Transfers between accounts | (610,000) | 310,000 | 300,000 | - | - | - | - | - |
| Accounts Receivable | 13,227 | - | - | - | 13,227 | - | 14,088 | - |
| Loans and Advances | 200,590 | - | - | - | 200,590 | 1,238,070 | 2,005,530 | 3,043,010 |
| Sale of Assets | 199,028 | - | - | - | 199,028 | - | 199,028 | - |
| Investment income | 14,866 | - | - | - | 14,866 | - | 14,866 | - |
| Other - Release of Lender Restricted Funds | - | - | - | - | - | - | - | - |
| **TOTAL RECEIPTS** | (182,289) | 310,000 | 300,000 | - | 427,711 | 1,238,070 | 2,233,512 | 3,043,010 |
| **DISBURSEMENTS** | | | | | | | | |
| Payroll and benefits | - | 282,204 | 6,818 | - | 289,022 | 341,371 | 370,126 | 416,371 |
| Payroll Taxes | - | - | - | - | - | - | - | - |
| Sales, Use and Other Taxes | - | - | - | - | - | - | - | - |
| Inventory Purchases | - | - | - | - | - | - | - | - |
| Secured/Rental/Leases | - | - | 21,388 | - | 21,388 | 21,471 | 21,388 | 21,471 |
| Insurance | - | - | 46,875 | - | 46,875 | 52,503 | 47,529 | 52,503 |
| Administrative & Selling | 250 | - | 129,458 | - | 129,708 | 207,022 | 128,803 | 207,022 |
| Professional Fees (ordinary course) | - | - | 13,541 | - | 13,541 | - | 13,541 | - |
| Other - MacArthur deficit funding and Cap Ex | - | - | 103,186 | - | 103,186 | 744,238 | 103,186 | 746,238 |
| Other - Hotel Fund Preferred Member Distributions | 148,665 | - | - | - | 148,665 | 148,665 | 148,665 | 146,665 |
| Other - MacArthur Debt Service | - | - | 222,984 | - | 222,984 | 222,984 | 222,984 | 222,984 |
| Other - Preferred Shareholder Redemption | - | - | - | - | - | - | - | - |
| Other - Common Shareholder Redemption | - | - | - | - | - | - | - | - |
| Professional Fees - Restructuring | - | - | 118,465 | - | 118,465 | 640,962 | 723,435 | 1,372,105 |
| US Trustee Fees | - | - | - | - | - | - | - | - |
| Court Costs | - | - | - | - | - | - | - | - |
| **TOTAL DISBURSEMENTS** | 148,916 | 282,204 | 662,716 | - | 1,093,835 | 2,379,216 | 1,779,657 | 3,185,360 |
| **NET CASH FLOW** | (331,205) | 27,796 | (362,716) | - | (666,124) | (1,141,146) | 453,855 | (142,350) |
| (Receipts Less Disbursements) | | | | | | | | |
| **Cash End of Period** | **$ 413,286** | **$ 37,414** | **$ 221,570** | **$ 3,095** | **$ 675,366** | **$ 79,315** | **$ 675,366** | **$ 79,314** |

FORM MOR-2
(04/07)

UNITED STATES BANKRUPTCY COURT REGION 3 DISTRICT OF DELAWARE In re: IMH Financial Corporation Case No. 20-11858 (CSS) Debtor Reporting Period: August 2020 MOR-1a BANK ACCOUNTS 1 Account Period-end Bank Name Account Type Number Bank Balance 1st Century Bank Operating Account Ending in 1914 $413,286.30 1st Century Bank Payroll Account Ending in 5979 37,413.85 1st Century Bank Disbursement Account Ending in 5952 221,570.45 1st Century Bank Utilities Account Ending in 6002 3,095.00 Total Bank Balance $675,365.60 1An attestation regarding the Debtor's bank statements and bank-account reconciliations follows this schedule. FORM MOR-3 (04/07)

UNITED STATES BANKRUPTCY COURT REGION 3 DISTRICT OF DELAWARE In re: IMH Financial Corporation Case No. 20-11858 (CSS) Debtor Reporting Period: August 2020 MOR-1a ATTESTATION REGARDING BANK ACCOUNTS The above-captioned Debtor hereby submits this attestation regarding disbursement journals and bank-account reconciliations in lieu of providing copies of bank statements and account reconciliations. I attest that each of the bank accounts listed in the preceding schedule is reconciled to monthly bank statements. The Debtor's standard practice is to ensure that each bank account is reconciled to monthly bank statements for each calendar month within 20 days after month end. 09/18/2020 Signature of Authorized Individual Date Samuel J. Montes Chief Financial Officer Printed Name of Authorized Individual Title of Authorized Individual FORM MOR-4 (04/07)

UNITED STATES BANKRUPTCY COURT REGION 3 DISTRICT OF DELAWARE In re: IMH Financial Corporation Case No. 20-11858 (CSS) Debtor Reporting Period: August 2020 MOR-1b SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID This schedule is to include all retained professional payments from case inception to current month. Expense Distribution (Paid Only) imhf c imhms imhdisb Period: From 07/2020 to 08/2020 Account Code Account Name Payee Code Payee Name Payable Control Batch Property Invoice # Invoice Date Period Payment method Amount Check Control Check # Check Date No t e s 173500-1010 Retainers Consulting donli001 Donlin, Recan & Company, Inc. P-19887 3507 imhf c 1454-1 7/24/2020 07-2020 Check -670.50 K-13358 20200724 7/24/2020 Retainer - Notice & consent Solicitation Agent in BK Case donli001 Donlin, Recan & Company, Inc. P-20065 3531 imhf c 1454-2B 8/19/2020 08-2020 Check 11,324.50 K-13489 20200828 8/28/2020 Retainer Replenishment - Notice & consent Solicitation Agent in BK Case donli001 Donlin, Recan & Company, Inc. P-20000 3525 imhf c 1454-2A 8/20/2020 08-2020 Check -10,654.00 K-13490 20200828 8/28/2020 Retainer - Notice & consent Solicitation Agent in BK Case Total 173500-1010 0.00 612000-7000 Consulting Restructuring donli001 Donlin, Recan & Company, Inc. P-19887 3507 imhf c 1454-1 7/24/2020 07-2020 Check 670.50 K-13358 20200724 7/24/2020 Pre-petition Services in connection with Chapter 11 Filing-Programming & Consulting Fees donli001 Donlin, Recan & Company, Inc. P-20065 3531 imhf c 1454-2B 8/19/2020 08-2020 Check 33,274.42 K-13489 20200828 8/28/2020 Post-petition Services in connection with Chapter 11 Filing-Programming & Consulting Fees 7/23/2020 - 7/31/2020 donli001 Donlin, Recan & Company, Inc. P-20000 3525 imhf c 1454-2A 8/20/2020 08-2020 Check 10,654.00 K-13490 20200828 8/28/2020 Pre-petition Services in connection with Chapter 11 Filing-Programming & Consulting Fees Total 612000-7000 44,598.92 613000-7000 Legal Restructuring hahnh001 Hahn & Hessen LLP P-19747 3484 imhf c 183238 7/29/2020 07-2020 Check 58,403.35 K-13353 20200729 7/29/2020 JPM Debtor-In-Possession Legal Restructure Expense hahnh001 Hahn & Hessen LLP P-19893 3509 imhf c 183414 7/23/2020 07-2020 Check 327,657.84 K-13354 20200729 7/29/2020 Negotiating/Documenting Restructuring Support Agreement/Debtor-In_Possession Financing Arrangements landi001 Landis Rath & Cobb LLP P-19894 3509 imhf c 20200723 7/23/2020 07-2020 Check 218,908.59 K-13355 20200729 7/29/2020 Draft, Review, Revise and Analyze First Day Operational Pleadings landi001 Landis Rath & Cobb LLP P-19992 3523 imhf c 20200805 8/5/2020 08-2020 Check 34,533.56 K-13461 20200828 8/28/2020 JPMC for IMH Restructuring Services - Post Petition 06/23/2020 - 7/31/2020 hahnh001 Hahn & Hessen LLP P-19993 3523 imhf c 183440 8/6/2020 08-2020 Check 39,333.00 K-13460 20200828 8/28/2020 Client 112030.285 Co-Counsel to JPMC 7/23/2020 - 7/31/2020 Total 613000-7000 678,836.34 Grand Total 723,435.26 FORM MOR-5 (04/07)

UNITED STATES BANKRUPTCY COURT REGION 3 DISTRICT OF DELAWARE In re: IMH Financial Corporation Case No. 20-11858 (CSS) Debtor Reporting Period: August 2020 MOR-2 STATEMENT OF OPERATIONS (Income Statement) The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid. For the month ended August 31, 2020 and the period from July 23, 2020 through August 31, 2020 (Unaudited) REVENUES August 1, 2020 through Cumulative August 31, 2020 Filing to Date Gross Revenue $ - $ - Interest Income - - Net Revenue - - OPERATING EXPENSES Accounting Fees (72,057) (59,065) Legal Fees Other (2,445) 29,823 Salary Expense 194,725 248,530 Benefits Expense 60,105 98,353 Insurance expense 40,168 75,454 Rent Expense 16,895 31,618 Office & Supplies Expense 11,388 12,375 Computer Expense 7,360 14,832 Security Expense 3,488 7,088 Travel & Meal Expense 7,285 10,979 Board and Committee Expense 50,000 75,000 Franchise Tax Expense 16,667 33,334 Bank Fee Expense 520 933 Total Operating Expenses Before Depreciation 334,100 579,253 Depreciation Expense 8,980 17,961 Net Loss Before Other Expenses (343,080) (597,214) OTHER EXPENSES Interest Expense 17,646 20,068 Net Loss Before Reorganizational Items (360,725) (617,282) REORGINIZATION ITEMS Consulting Fees Restructuring 43,953 44,624 Legal Fees 442,877 1,087,782 Total Reorganizational Expense 486,831 1,132,406 Net Loss $ (847,556) $ (1,749,688) FORM MOR-6 (04/07)

UNITED STATES BANKRUPTCY COURT
REGION 3 DISTRICT OF DELAWARE

In re: IMH Financial Corporation
Debtor

Case No. 20-11858 (CSS)
Reporting Period: August 2020

# MOR-3
# BALANCE SHEET

As of August 31, 2020

| ASSETS | | BOOK VALUE AT END OF CURRENT REPORTING MONTH | | BOOK VALUE ON PETITION DATE July 23, 2020 |
|---|---|---|---|---|
| Unrestricted Cash and Equivalents | $ | 675,366 | $ | 271,592 |
| Prepaid Insurance & Deposits | | 306,372 | | 681,469 |
| Professional Retainers | | 25,000 | | 55,000 |
| Other Assets | | 91,504 | | 70,655 |
| Right of Use Office Rent Lease Asset, Net | | 524,013 | | 562,780 |
| Subtotal | | 1,622,254 | | 1,641,496 |
| PROPERTY AND EQUIPMENT | | | | |
| Furniture, Fixtures, and Office Equipment | | 197,304 | | 197,304 |
| Leasehold Improvements | | 389,499 | | 389,499 |
| Software | | 669,136 | | 669,136 |
| Less: Accumulated Depreciation | | (1,024,038) | | (1,006,117) |
| TOTAL PROPERTY AND EQUIPMENT | | 231,901 | | 249,822 |
| TOTAL ASSETS | $ | 1,854,155 | $ | 1,891,319 |

| LIABILITIES AND OWNERS EQUITY | | | | |
|---|---|---|---|---|
| LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition) | | | | |
| Accounts Payable | $ | 252,804 | $ | - |
| Accrued Expenses | | 175,171 | | - |
| Accrued Payroll and Related Liabilities | | 380,500 | | - |
| Interest Payable | | 20,068 | | - |
| Debtor-In-Posession Credit Facility | | 2,005,530 | | - |
| Dividends Payable | | 549,364 | | - |
| TOTAL POSTPETITION LIABLITIES | | 3,383,437 | | - |
| LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition) | | | | |
| Accounts Payable | $ | 94,239 | | 94,239 |
| Accrued Expenses | | 1,472,682 | | 2,077,651 |
| Office Rent Lease Liability | | 599,544 | | 643,043 |
| Accrued Payroll and Related Liabilities | | 524,884 | | 524,884 |
| Interest Payable | | 950 | | 950 |
| PPP SBA Loan Note Payable | | 444,000 | | 444,000 |
| Dividend Payable | | 3,992,961 | | 3,992,961 |
| TOTAL PREPETITION LIABLITIES | | 7,129,259 | | 7,777,728 |
| TOTAL LIABLITIES | | 10,512,696 | | 7,777,728 |
| SHAREHOLDERS' AND OWNER EQUITY | | | | |
| Series B Preferred Stock | | 55,240,341 | | 55,015,221 |
| Series A Preferred Stock | | 21,842,859 | | 21,833,126 |
| Common Stock | | 190,844 | | 190,844 |
| Treasury Stock | | (7,285,688) | | (7,285,688) |
| Paid-in Capital | | 700,790,285 | | 701,085,419 |
| Retained Earnings (Deficit) - Pre-Petition | | (777,305,743) | | (776,725,332) |
| Retained Earnings (Deficit) - Post-Petition | | (2,131,439) | | - |
| NET OWNER EQUITY | | (8,658,541) | | (5,886,410) |
| Total Liabilities and Owners Equity | $ | 1,854,155 | $ | 1,891,319 |

*"Insider" is defined in 11 U.S.C. Section 101(31).

FORM MOR-7
(04/07)

UNITED STATES BANKRUPTCY COURT REGION 3 DISTRICT OF DELAWARE In re: IMH Financial Corporation Case No. 20-11858 (CSS) Debtor Reporting Period: August 2020 MOR-4 STATUS OF POSTPETITION TAXES August 1, 2020 through August 31, 2020 (Unaudited) The Debtor believes that the only taxes incurred Post-Petition are Payroll related in nature. For the Court’s benefit, the Debtors’ payroll processor, Oasis Outsourcing, A PAYCHEX Company, withholds all applicable payroll taxes. As such, the Debtors believe that they are current on all Post-Petition tax obligations. FORM MOR-8 (04/07)

UNITED STATES BANKRUPTCY COURT
REGION 3 DISTRICT OF DELAWARE

In re: IMH Financial Corporation
Debtor

Case No. 20-11858 (CSS)
Reporting Period: August 2020

# MOR-4
# SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

## Payables Aging Report

imhfc imhms imhdisb

Period: 08/2020

As of : 09/01/2020

| Property Code | Property Name | Payee Code | Payee Name | Current Owed | 0-30 Owed | 31-60 Owed | 61-90 Owed | Over 90 Owed |
|---|---|---|---|---|---|---|---|---|
| imhfc | IMH Financial Corporation | | | | | | | |
| | | 1cbvi001 | 1CB Visa | -3,264.60 | -764.60 | 0.00 | -2,500.00 | 0.00 |
| | | bulle001 | Bulletproof Securities Inc. | 3,487.50 | 3,487.50 | 0.00 | 0.00 | 0.00 |
| | | centu001 | CenturyLink (Office Phone) | 1,556.17 | 1,556.17 | 0.00 | 0.00 | 0.00 |
| | | cisco001 | Cisco | 25.00 | 0.00 | 25.00 | 0.00 | 0.00 |
| | | delaw002 | Delaware Secretary of State (LLC Tax) | 40,000.00 | 0.00 | 40,000.00 | 0.00 | 0.00 |
| | | hahnh001 | Hahn & Hessen LLP | 118,938.67 | 118,938.67 | 0.00 | 0.00 | 0.00 |
| | | landi001 | Landis Rath & Cobb LLP | 90,542.31 | 90,542.31 | 0.00 | 0.00 | 0.00 |
| | | opacs001 | O.P.A.C.S., INC. | 220.82 | 220.82 | 0.00 | 0.00 | 0.00 |
| | | proco001 | ProCopy Office Solutions, INC. | 47.71 | 47.71 | 0.00 | 0.00 | 0.00 |
| | | veriz001 | Verizon | 1,250.61 | 1,250.61 | 0.00 | 0.00 | 0.00 |
| Total imhfc | | | | 252,804.19 | 215,279.19 | 40,025.00 | -2,500.00 | 0.00 |
| Grand Total | | | | 252,804.19 | 215,279.19 | 40,025.00 | -2,500.00 | 0.00 |

*"Insider" is defined in 11 U.S.C. Section 101(31).

FORM MOR-9
(04/07)

UNITED STATES BANKRUPTCY COURT REGION 3 DISTRICT OF DELAWARE In re: IMH Financial Corporation Case No. 20-11858 (CSS) Debtor Reporting Period: August 2020 MOR-5 ACCOUNTS RECEIVABLE RECONCILIATION AND AGING – Not Applicable Accounts Receivable Reconciliation Amount Total Accounts Receivable at the beginning of the reporting period + Amounts billed during the period - Amounts collected during the period Total Accounts Receivable at the end of the reporting period Accounts Receivable Aging Amount 0 - 30 days old 31 - 60 days old 61 - 90 days old 91+ days old Total Accounts Receivable Amount considered uncollectible (Bad Debt) Accounts Receivable (Net) DEBTOR QUESTIONNAIRE Must be completed each month Yes No 1. Have any assets been sold or transferred outside the normal course of business X this reporting period? If yes, provide an explanation below. 2. Have any funds been disbursed from any account other than a debtor in possession X account this reporting period? If yes, provide an explanation below. 3. Have all postpetition tax returns been timely filed? If no, provide an explanation N/A below. 4. Are workers compensation, general liability and other necessary insurance X coverages in effect? If no, provide an explanation below. 5. Has any bank account been opened during the reporting period? If yes, provide X documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.